American Healthcare REIT

2023 ANNUAL MEETING OF STOCKHOLDERS

June 15, 2023

Forward-Looking Statements

Certain statements made today by American Healthcare REIT, Inc. ("AHR," the "company," "we," "us" or "our") may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements with respect to: the estimated per share net asset value ("NAV") of our common stock and our future determinations thereof; the effects of the COVID-19 pandemic, including its effects on the healthcare industry, senior housing properties and skilled nursing facilities ("SNFs"); the impact of increasing interest rates; management's expectations regarding the performance of our business, occupancy, rental rates, distribution payments, liquidity and continued success; our ability to maximize stockholder value; and our registration of a proposed public offering in conjunction with a listing on the New York Stock Exchange ("NYSE"). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in the Securities Act and the Exchange Act. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements were made. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management, and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those express or implied herein, including, without limitation: (1) our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; (2) uncertainties regarding our ability to successfully pursue our strategic plan; (3) changes in economic conditions generally, including rising inflation, and the real estate market specifically; (4) the continuing adverse effects of the COVID-19 pandemic; (5) legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts ("REITs"); (6) uncertainties about whether and when interest rates will continue to increase; (7) our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due; (8) competition in the real estate industry; (9) uncertainties regarding changes in the Institute for Portfolio Alternative's ("IPA's") practice guidelines regarding valuations of publicly registered non-listed REITs; and (10) any of the other risks included in our periodic reports as filed with the Securities and Exchange Commission ("SEC"). Except as required by law, we do not undertake any obligation to updated or revise any forward-looking statements made today.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities.

Agenda

A. Call the Meeting to Order
1. Introductions and Welcome
2. Instructions on Rules of Conduct and Procedures
3. Proof of Notice of Meeting
4. Proxies; Existence of Quorum

B. Proposals
1. Proposal No. 1 – **Election of Nine Directors**
2. Proposal No. 2 – **Ratification of Appointment of Deloitte & Touche LLP**
3. Proposal No. 3 – **Approval, on advisory (non-binding) basis, of Named Executive Officer Compensation ("Say on Pay")**
4. Proposal No. 4 – **Approval of the AHR Second Amended & Restated 2015 Incentive Plan**

C. Voting
1. Opening of Polls
2. Voting on Proposals
3. Closing of Polls

D. Results of Voting

E. Adjourn

F. Company Update

G. Questions and Answers

COMPANY UPDATE

AMERICAN HEALTHCARE REIT OVERVIEW (as of 3/31/23)

Diversified Healthcare REIT with Fully-Integrated Management

- **9th Largest Public Healthcare REIT globally**[1]
- **$4.4 billion** gross investment value[2]
- **314** properties
- **36** US states + UK and Isle of Man
- **20.0 million** square feet

Expertise Across All Clinical Healthcare Asset Classes

- **5 million** square feet of Medical Office Buildings ("MOBs")
- **11,691**[3] Senior Housing Beds
- **9,551**[4] Skilled Nursing Beds

Management is a Proven Leader in Portfolio Growth and Capital Allocation

- **$9.6 billion** of healthcare investments by management team over the past 17 years[5]

Established, Cohesive, Management platform with deep healthcare industry relationships

- **Founding team established in 2006** and has since built four multi-billion-dollar public-reporting healthcare REITs
- **Over 25 years** average healthcare/real estate experience
- **~115** employees

1. Source: Company filings as of March 31, 2023, except for AHR, which is based on acquisition costs and subsequent capital expenditures that pertain to AHR's pro rata ownership as of March 31, 2023.
2. Gross investment value is comprised of acquisition costs and subsequent capital expenditures that pertain to the company's pro-rata ownership.
3. Includes majority of our senior housing operating properties ("SHOP") and portion of integrated senior health campuses ("ISHC") related to our joint venture interest.
4. Includes 135 SHOP beds and portion of ISHC related to our joint venture interest.
5. Senior management previously served as the healthcare real estate investment management team for American Healthcare Investors and Grubb & Ellis Company. This overview includes equity raised from 2006 when certain members of the senior management at AHR came together at Grubb & Ellis Company.

American Healthcare REIT

PORTFOLIO SNAPSHOT (as of 3/31/23)



MOBs
Senior Housing – Leased
SHOP
SNFs
Integrated Senior Health Campuses
Hospitals

ASSET CLASS DIVERSIFICATION[1]



MOBs 33%
SNFs 24%[3]
Debt Investment 2%
Hospitals 3%
Senior Housing 38%[2]

INVESTMENT DIVERSIFICATION[1]



MOBs 33%
SNFs 5%
ISHCs 34%
Debt Investment 2%
Hospitals 3%
Senior Housing–Leased 4%
SHOP 19%

RIDEA/NON-RIDEA CONCENTRATION[1]



Leased Assets 45%
Other 2%
RIDEA 53%

American Healthcare REIT

1. Based on aggregate contract purchase price of $4.2 billion on a pro rata ownership basis as of March 31, 2023.
2. Includes SHOP and ISHC.
3. Includes ISHC.

KEY DEVELOPMENTS 2022-2023

In 2022 and 2023, We Expanded Our Portfolio, Recast Our Credit Facility & Filed a Registration Statement for a Proposed Common Stock Offering

- In January 2022, we recast our existing credit facilities and combined the legacy GAHR3 and GAHR4 corporate credit facilities into a new, **$1.05 billion credit facility** and also extended the maturity date to 2027[1]

- Continued to improve portfolio performance through leasing activity and expense control measures

- We filed with the SEC a Registration Statement (Form S-11) for a **proposed common stock offering and contemplated listing of our common stock on the NYSE**[2]

- We expanded ISHC and SHOP segments by ~$265 million, primarily through acquisitions and developments

- We appointed three new independent directors, Scott A. Estes, Marvin R. O'Quinn, and Valerie Richardson to our Board of Directors (the "Board of Directors")

- We completed a one-for-four reverse stock split

- We launched our Environmental, Social and Governance ("ESG") program as well as a Diversity, Equity and Inclusion program

American Healthcare REIT

1. Griffin-American Healthcare REIT III ("GAHR3") and Griffin-American Healthcare REIT IV ("GAHR4") merged on Oct. 1, 2021, to create AHR. Maturity date is inclusive of borrower extensions.
2. There can be no assurance as to when, or even if, AHR will be able to complete a public offering or successfully list its common stock on the NYSE.

MEDICAL OFFICE (MOB) UPDATE

MOBs Showed Consistent Performance Throughout 2022

- Our MOB portfolio has demonstrated occupancy stability with an average leased percentage of 90.3% over the past two plus years
- Management remains confident in MOB fundamentals and expects MOBs to benefit from greater emphasis on medical treatment in an outpatient setting

MOB OCCUPANCIES[1]


100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023


104
PROPERTIES
5 MILLION
SQUARE FEET
$92.3M
ANNUALIZED CONSOLIDATED NOI[2]
88.7%
OCCUPANCY

American Healthcare REIT

1. Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021, to create AHR.
2. First quarter 2023 consolidated net operating income ("NOI") of $23.075 million annualized. Please see financial reconciliation tables and notes in the Appendix to this presentation for more information regarding consolidated NOI for the MOB segment.

SENIOR HOUSING AND SKILLED NURSING

Occupancy in Senior Housing and Skilled Nursing Asset Classes Continues to Show Steady Improvement

- Occupancy increased substantially over the past seven quarters from under 70% in Q1 2021 to over 82% in Q1 2023[1]
- Headwinds from rising labor costs and inflationary pressures on other operating expenses continue to negatively impact margins and NOI
- Management is optimistic that occupancy gains and rental rate increases already enacted in 2023 will help to offset these expense pressures

Senior Care Properties Occupancy[1]


69.9%
74.3%
76.9%
76.8%
77.8%
79.9%
81.2%
82.3%
82.4%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023


208
PROPERTIES
82.4%
OCCUPANCY[1]


11,691
SENIOR HOUSING BEDS
9,551
SKILLED NURSING BEDS

American Healthcare REIT

1. Combined SHOP, ISHC and tenant occupancy for leased senior housing and leased skilled nursing segments. Quarterly occupancy data prior to the fourth quarter of 2021 represents pro forma totals of the combined portfolios of GAHR3 and GAHR4, which merged on Oct. 1, 2021, to create AHR.

UPDATED NET ASSET VALUE*

Updated Estimated
Per Share Net Asset Value – 12/31/22[1]

$31.40

Does Not Reflect Any Portfolio/NAV Premium

*NAV is determined by the Board of Directors based on the estimated value of the company's assets less the estimated value of its liabilities, divided by the number of shares of common stock outstanding on a fully diluted basis. The valuation was performed in accordance with the methodology provided in Practice Guideline 2013-01, *Valuations of Publicly Registered Non-Listed REITs*, issued by the IPA, in addition to guidance from the SEC.

For more information regarding the determination of the updated estimated per share NAV by the Board of Directors, please see the AHR Current Report on Form 8-K filed with the SEC on March 17, 2023.

- Previous estimated per share NAV was $37.16[2] representing a 15.5% decrease year-over-year.
- Reduction in estimated per share NAV relative to share price change for publicly listed REITs and S&P 500 over the period of December 31, 2021 to December 31, 2022:
  - **ALL HEALTHCARE REITS: -25.9%[3]**
  - **MSCI ALL US REIT INDEX: -27.3%[4]**
  - **S&P 500 INDEX: -19.4%[4]**
- The decrease in the estimated per share NAV generally reflects the impact of higher interest rates on capitalization rates and discount rates across the portfolio, along with continued operating expense pressures on our SHOP and ISHC segments.
- Customer account statements reflected the updated estimated per share NAV beginning with the first quarter 2023 statement.

1. Date used to calculate estimated per share NAV.
2. Calculated as of December 31, 2021, and adjusted for one-for-four reverse stock split completed in November of 2022.
3. Source: Keybank Capital Markets Leaderboard as December 31, 2022. Publicly listed healthcare REITs consist of healthcare sector constituents of the FTSE Nareit All REITs Index: CHCT, CTRE, DHC, DOC, GMRE, HR, LTC, MPW, NHI, OHI, PEAK, SBRA, UHT, VTR and WELL.
4. Source: Bloomberg.

LISTING/OFFERING PREPAREDNESS

Summary of Steps Taken to Position the Company for Potential Listing on NYSE

- Filed with the SEC a Registration Statement (Form S-11) for a proposed common stock offering and contemplated listing
- Appointed three new members to the Board of Directors—two with specific publicly listed REIT experience
- Completed one-for-four reverse stock split
- Changed transfer agents to Computershare
- Launched ESG program
- Became self-managed in 2021

TOTAL ASSETS – AHR & LISTED HEALTHCARE REITS[1,2,3] (as of 3/31/23) ($BN)



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$38.5
$24.0
$19.7
$15.6
$13.6
$9.3
$5.6
$5.1
$4.4
$2.5
$1.8
$1.6
$1.4
$0.9
$0.6
WELL
VTR
MPW
PEAK
HR
OHI
SBRA
DOC
AHR
NHI
LTC
CTRE
GMRE
CHCT
UHT
AMERICAN HEALTHCARE REIT

American Healthcare REIT

1. Source: Latest company filings, except for AHR, which is based on acquisition costs and subsequent capital expenditures that pertain to the company's pro rata ownership as of March 31, 2023.
2. Certain healthcare peers may include consolidated investments, which are not 100% owned, but are included at full value due to limited public disclosure.
3. This data is provided for comparison purposes only. There can be no assurance as to when, or even if, AHR will be able to complete a public offering or successfully list its common stock on the NYSE.

INSIDER STOCK OWNERSHIP (as of 5/15/23)

Compelling Alignment of Interest Between Shareholders and Insiders



600,000
500,000
400,000
300,000
200,000
100,000
-
Total Shares[1]
Danny Prosky (Pres. & CEO)
Jeff Hanson (Chairman & former CEO of GAHR III & GAHR IV)
Mathieu Streiff (Director & former COO)
Independent Directors
Other AHR Executives + Employees

SHARES PURCHASED vs. SHARES GRANTED



Purchased[1] 84.2%
Granted 15.8%

TOTAL SHARES OWNED: 1,830,915

1. Includes limited partnership units in AHR's operating partnership.

American Healthcare REIT Director Nominees



Jeff Hanson
Non-Executive Chairman

- Former CEO and Chairman of the Board of Griffin-American Healthcare REIT II, III and IV
- Non-Executive Chairman of the Board of AHR
- Former CEO of Grubb & Ellis Company's (Formerly **NYSE: GBE**) national investment management business



Danny Prosky
Director

- President & CEO of AHR
- 14 years with two publicly-traded REITs: HCP, Inc., nka Healthpeak Properties, Inc. (**NYSE: PEAK**) and American Health Properties (Formerly **NYSE: AHE**)



Mathieu Streiff
Director

- Former COO and EVP of AHR
- Former EVP, General Counsel of Griffin-American Healthcare REIT II, III and IV
- Former General Counsel of Grubb & Ellis Company (Formerly **NYSE: GBE**)
- Former associate at Latham & Watkins, New York



Scott A. Estes
Independent Director

- Former CFO of Welltower, Inc. (**NYSE: WELL**)
- Member of the board of trustees of JBG Smith Properties (**NYSE: JBGS**)
- Member of the board of directors of Essential Properties Realty, Inc. (**NYSE: EPRT**)



Brian J. Flornes
Independent Director

- Former CEO and co-founder of Vintage Senior Living
- Founder and former principal of American Housing Concepts
- Former president of development of ARV Assisted Living



Dianne Hurley
Independent Director

- Director of AG Mortgage Investment Trust, Inc. (**NYSE: MITT**)
- Managing director of asset management recruiting & human capital management consulting at Glocap
- Former chief administrative officer of A&E Real Estate
- Former chief operating officer, global distribution, at Credit Suisse Asset Mngmt



Marvin R. O'Quinn
Independent Director

- President and COO of CommonSpirit Health, one of the nation's largest nonprofit healthcare systems
- Former EVP and COO of Dignity Health
- Member of the board of directors of Premier, Inc. (**NASDAQ: PINC**)



Valerie Richardson
Independent Director

- COO of ICSC, a leading a professional trade organization serving the retail marketplaces industry
- Member of the board of directors of Kimco Realty (**NYSE: KIM**)
- Former VP of Real Estate for The Container Store, Inc. (**NYSE: TCS**)



Wilbur H. Smith III
Independent Director

- CEO, president and founder of Greenlaw Partners, LLC, a full-service real estate development and operating company
- Former vice president of Makar Properties and trustee of Partners Real Estate investment Trust

American Healthcare REIT

American Healthcare REIT Management Team

		Background & Years in Industry	
	**Danny Prosky** *President & Chief Executive Officer*	31	• Former President & COO of Griffin-American Healthcare REIT II, III and IV • 14 years with two publicly-traded REITs: HCP, Inc., nka Healthpeak Properties, Inc. (**NYSE: PEAK**) and American Health Properties (Formerly **NYSE: AHE**)
	**Brian Peay** *Chief Financial Officer*	35	• Former CFO of Griffin-American Healthcare REIT III and IV • Publicly-traded REIT CFO of Glenborough Realty Trust (Formerly **NYSE: GLB**)
	**Gabe Willhite** *Chief Operating Officer*	16	• Former EVP, General Counsel of AHR • Former Assistant General Counsel, Transactions of Griffin-American Healthcare REIT III and IV • Former legal counsel for Oaktree Capital subsidiary, Sabal Financial Group LP
	**Stefan Oh** *Chief Investment Officer*	30	• Former EVP, Acquisitions of Griffin-American Healthcare REIT III and IV • 9 years with publicly-traded REIT, HCP, Inc., nka Healthpeak Properties, Inc. (**NYSE: PEAK**)
	**Mark E. Foster** *EVP, General Counsel and Corporate Secretary*	24	• Former Partner at Snell & Wilmer LLP • Former VP, General Counsel and Corporate Secretary for Oaktree Capital subsidiary, Sabal Financial Group LP • Former Regional General Counsel with Toll Brothers, Inc. (**NYSE: TOL**)

		Background & Years in Industry	
	**Kenny Lin** *EVP, Deputy Chief Financial Officer and Chief Accounting Officer*	17	• Former EVP, Accounting & Finance of Griffin-American Healthcare REIT III and IV • Former CFO of Mobilitie, LLC, the largest private cellular tower company in the US prior to its sale to SBA Communications Corp (**NASDAQ: SBAC**)
	**Wendie Newman** *EVP, Asset Management (Medical Office)*	30	• Former SVP, Asset Management for wholly owned subsidiary of Ventas, Inc. (**NYSE: VTR**), responsible for MOB assets • Former Senior Asset Manager of Nationwide Health Properties (**NYSE: NHP**)
	**Ray Oborn** *EVP, Asset Management (Senior Care)*	28	• Former President of Cherrywood Pointe Investment, LLC • Former EVP of United Properties • Former SVP Operations for Brookdale (**NYSE: BKD**)
	**Charlynn Diapo** *SVP, Accounting & Finance*	15	• Former auditor with Deloitte & Touche • Former VP and Controller at DEXUS Property Group, a publicly traded Australian REIT • Former REIT Controller at Grubb & Ellis (Formerly **NYSE:GBE**)
	**Brian McDonald** *SVP, Investments*	20	• 17 years of healthcare investment experience focusing on MOB assets • Former Senior Associate, MOB Acquisitions at Grubb & Ellis Company (Formerly **NYSE:GBE**) • Over $8B in acquisition volume
	**Cora Lo** *SVP, Associate General Counsel and Assistant Corporate Secretary*	18	• Former Secretary & Asst. General Counsel of Griffin-American Healthcare REIT III and IV • Former Senior Corporate Counsel for Grubb & Ellis Company (Formerly **NYSE:GBE**) • Has served as corporate counsel for seven public reporting REITs

American Healthcare REIT

Questions & Answers

Please contact the AHR Investor Relations department at 844-460-9414 or visit www.AmericanHealthcareREIT.com with additional questions.

Sign-up for automatic email alerts in the Investor Relations section of the website.

APPENDIX: NON-GAAP RECONCILIATION

NOI

NOI is a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss on dispositions, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income and income tax benefit or expense.

NOI is not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI should not be considered as an alternative to net income (loss) as an indication of our operating performance, or as an alternative to cash flows from operations, as an indication of our liquidity. NOI should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating our operating performance. Investors are also cautioned that NOI should only be used to assess our operational performance in periods in which we have not incurred or accrued any business acquisition expenses.

We believe that NOI is an appropriate supplemental performance measure to reflect the performance of our operating assets because NOI excludes certain items that are not associated with the operations of the properties. We believe that NOI is a widely accepted measure of comparative operating performance in the real estate community. However, our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Annualized NOI is calculated as NOI for the current quarter multiplied by four.

To facilitate understanding of this financial measure, the following table is a reconciliation of net income or loss, which is the most directly comparable GAAP financial measure, to NOI for the first quarter of 2023:

	Three Months Ended March 31, 2023
Net loss	$ (27,615,000)
General and administrative	13,053,000
Business acquisition expenses	332,000
Depreciation and amortization	44,670,000
Interest expense	39,206,000
Loss on dispositions of real estate investments	132,000
Loss from unconsolidated entities	306,000
Gain on re-measurement of previously held equity interest	(726,000)
Foreign currency gain	(1,008,000)
Other income	(1,608,000)
Income tax expense	143,000
Net operating income	$ 66,885,000

APPENDIX: NON-GAAP RECONCILIATION

Segment NOI Information

	ISHC	SHOP	MOBs	Senior Housing — Leased	SNFs	Hospitals	Three Months Ended March 31, 2023
Revenues:							
Resident fees and services	$ 361,770,000	$ 46,860,000	$ -	$ -	$ -	$ -	$ 408,630,000
Real estate revenue	-	-	37,483,000	5,276,000	(1,632,000)	2,469,000	43,596,000
Total revenues	361,770,000	46,860,000	37,483,000	5,276,000	(1,632,000)	2,469,000	452,226,000
Expenses:							
Property operating expenses	328,361,000	41,785,000	-	-	-	-	370,146,000
Rental expenses	-	-	14,408,000	199,000	469,000	119,000	15,195,000
Segment net operating income (loss)	$ 33,409,000	$ 5,075,000	$ 23,075,000	$ 5,077,000	$ (2,101,000)	$ 2,350,000	$ 66,885,000
Expenses:							
General and administrative							$ 13,053,000
Business acquisition expenses							332,000
Depreciation and amortization							44,670,000
Other income (expense):							
Interest expense:							
Interest expense (including amortization of deferred financing costs and debt discount/premium)							(39,011,000)
Loss in fair value of derivative financial instrument							(195,000)
Loss on disposition of real estate investments							(132,000)
Loss from unconsolidated entities							(306,000)
Gain on re-measurement of previously held equity interest							726,000
Foreign currency gain							1,008,000
Other income							1,608,000
Total net other expense							(36,302,000)
Loss before income taxes							(24,472,000)
Income tax expense							(143,000)
Net loss							**$ (27,615,000)**